UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 22, 2008
Date of Report (Date of earliest event reported)

Yahoo! Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
701 First Ave. Sunnyvale California	94089
(Address of principal executive offices)	(Zip Code)

(408) 349-3300
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 22, 2008, Yahoo! Inc., a Delaware corporation (“Yahoo!”), announced its financial results for the first quarter ended March 31, 2008 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Yahoo! under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1 Yahoo! Inc. Press Release dated April 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

	By:	/s/ Blake Jorgensen
Blake Jorgensen
Chief Financial Officer (Principal Financial Officer)

Date: April 22, 2008

YAHOO!  INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Yahoo! Inc. Press Release dated April 22, 2008